Exhibit 99.2
TIME WARNER CABLE INC.

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

Time Warner Entertainment Company, L.P. (“TWE”) and TW NY Cable Holding Inc. (“TW NY Holding” and, together with TWE, the “guarantors”) are subsidiaries of Time Warner Cable Inc. (“we,” “us,” “our” or TWC). The Guarantors are expected to fully and unconditionally, jointly and severally, guarantee our debt securities issued subsequent to the filing of this Current Report on Form 8-K.

Set forth below are our condensed consolidating financial statements, including each of the guarantors. The following condensed consolidating financial statements present the results of operations, financial position and cash flows of (i) the guarantors (in each case, reflecting investments in each guarantor’s consolidated subsidiaries under the equity method of accounting), (ii) our direct and indirect non-guarantor subsidiaries and (iii) the eliminations necessary to arrive at our information on a consolidated basis. There are no restrictions on our ability to obtain funds from any of our subsidiaries through dividends, loans or advances. These condensed consolidating financial statements should be read in conjunction with our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.

Consolidating Statement of Operations
Year Ended December 31, 2006

		Guarantors		Non-
			TW NY	Guarantor		TWC
	TWC	TWE	Holding	Subsidiaries	Eliminations	Consolidated
	(in millions)

Revenues	$—	$3,303	$—	$8,612	$(148)	$11,767

Costs of revenues	—	1,600	—	3,904	(148)	5,356
Selling, general and administrative	2	607	—	1,517	—	2,126
Depreciation	—	599	—	1,284	—	1,883
Amortization	—	62	—	105	—	167
Merger-related and restructuring costs	—	19	—	37	—	56

Total costs and expenses	2	2,887	—	6,847	(148)	9,588

Operating Income (Loss)	(2)	416	—	1,765	—	2,179
Equity in pretax income (loss) of consolidated subsidiaries	1,710	1,499	1,015	(164)	(4,060)	—
Interest expense, net	(146)	(474)	—	(26)	—	(646)
Income (loss) from equity investments, net	(6)	—	—	135	—	129
Minority interest income (expense), net	—	1	—	—	(109)	(108)
Other income, net	—	1	—	1	—	2

Income before income taxes, discontinued operations and cumulative effect of accounting change	1,556	1,443	1,015	1,711	(4,169)	1,556
Income tax provision	(620)	(27)	(412)	(424)	863	(620)

Income before discontinued operations and cumulative effect of accounting change	936	1,416	603	1,287	(3,306)	936
Discontinued operations, net of tax	1,038	126	60	244	(430)	1,038
Cumulative effect of accounting change, net of tax	2	4	1	3	(8)	2

Net income	$1,976	$1,546	$664	$1,534	$(3,744)	$1,976

TIME WARNER CABLE INC.

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

Consolidating Statement of Operations
Year Ended December 31, 2005

		Guarantors		Non-
			TW NY	Guarantor		TWC
	TWC	TWE	Holding	Subsidiaries	Eliminations	Consolidated
	(in millions)

Revenues	$—	$2,893	$—	$6,143	$(224)	$8,812

Costs of revenues	—	1,360	—	2,782	(224)	3,918
Selling, general and administrative	5	491	—	1,033	—	1,529
Depreciation	—	528	—	937	—	1,465
Amortization	—	61	—	11	—	72
Merger-related and restructuring costs	—	41	—	1	—	42

Total costs and expenses	5	2,481	—	4,764	(224)	7,026

Operating Income (Loss)	(5)	412	—	1,379	—	1,786
Equity in pretax income (loss) of consolidated subsidiaries	1,371	1,077	776	(99)	(3,125)	—
Interest income (expense), net	(64)	(448)	—	48	—	(464)
Income from equity investments, net	—	—	—	43	—	43
Minority interest expense, net	—	—	—	—	(64)	(64)
Other income, net	—	1	—	—	—	1

Income before income taxes and discontinued operations	1,302	1,042	776	1,371	(3,189)	1,302
Income tax provision	(153)	(19)	(138)	(146)	303	(153)

Income before discontinued operations	1,149	1,023	638	1,225	(2,886)	1,149
Discontinued operations, net of tax	104	86	26	146	(258)	104

Net income	$1,253	$1,109	$664	$1,371	$(3,144)	$1,253

TIME WARNER CABLE INC.

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

Consolidating Statement of Operations
Year Ended December 31, 2004

		Guarantors		Non-
			TW NY	Guarantor		TWC
	TWC	TWE	Holding	Subsidiaries	Eliminations	Consolidated
	(in millions)

Revenues	$—	$2,622	$—	$5,421	$(182)	$7,861

Costs of revenues	—	1,173	—	2,465	(182)	3,456
Selling, general and administrative	—	489	—	961	—	1,450
Depreciation	—	459	—	870	—	1,329
Amortization	—	60	—	12	—	72

Total costs and expenses	—	2,181	—	4,308	(182)	6,307

Operating Income	—	441	—	1,113	—	1,554
Equity in pretax income (loss) of consolidated subsidiaries	1,123	900	600	(52)	(2,571)	—
Interest income (expense), net	(38)	(448)	—	21	—	(465)
Income from equity investments, net	—	—	—	41	—	41
Minority interest expense, net	—	—	—	—	(56)	(56)
Other income, net	—	11	—	—	—	11

Income before income taxes and discontinued operations	1,085	904	600	1,123	(2,627)	1,085
Income tax provision	(454)	(17)	(255)	(262)	534	(454)

Income before discontinued operations	631	887	345	861	(2,093)	631
Discontinued operations, net of tax	95	91	27	138	(256)	95

Net income	$726	$978	$372	$999	$(2,349)	$726

TIME WARNER CABLE INC.

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

Consolidating Balance Sheet
December 31, 2006

		Guarantors		Non-
			TW NY	Guarantor		TWC
	TWC	TWE	Holding	Subsidiaries	Eliminations	Consolidated
	(in millions)

ASSETS
Current assets
Cash and equivalents	$51	$2,304	$—	$—	$(2,304)	$51
Receivables, net	—	182	—	450	—	632
Receivables from affiliated parties	306	12	—	162	(382)	98
Other current assets	12	11	—	54	—	77
Current assets of discontinued operations	—	26	—	26	—	52

Total current assets	369	2,535	—	692	(2,686)	910
Investments in amounts due (to) from consolidated subsidiaries	40,656	17,683	25,777	5,473	(89,589)	—
Investments	4	34	—	2,034	—	2,072
Property, plant and equipment, net	—	3,239	—	8,362	—	11,601
Intangible assets subject to amortization, net	—	18	—	858	—	876
Intangible assets not subject to amortization	—	8,150	—	29,901	—	38,051
Goodwill	—	2	—	2,057	—	2,059
Other assets	144	2	—	28	—	174
Long-term receivables from affiliated parties	8,702	—	—	2,567	(11,269)	—

Total assets	$49,875	$31,663	$25,777	$51,972	$(103,544)	$55,743

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$—	$162	$—	$354	$—	$516
Deferred revenue and subscriber-related liabilities	—	54	—	102	—	156
Payables to affiliated parties	—	226	—	321	(382)	165
Accrued programming expense	—	263	—	261	—	524
Other current liabilities	41	442	—	630	—	1,113
Current liabilities of discontinued operations	—	6	—	10	—	16

Total current liabilities	41	1,153	—	1,678	(382)	2,490
Long-term debt	11,077	3,351	—	—	—	14,428
Mandatorily redeemable preferred membership units issued by a subsidiary	—	—	—	300	—	300
Mandatorily redeemable preferred equity issued by a subsidiary	—	2,400	—	—	(2,400)	—
Deferred income tax obligations, net	12,856	—	6,631	6,677	(13,262)	12,902
Long-term payables to affiliated parties	2,304	297	—	8,709	(11,173)	137
Other liabilities	33	114	—	149	—	296
Noncurrent liabilities of discontinued operations	—	—	—	2	—	2
Minority interests	—	—	—	—	1,624	1,624
Shareholders’ equity
Due (to) from TWC and subsidiaries	—	343	—	(848)	505	—
Other shareholders’ equity	23,564	24,005	19,146	35,305	(78,456)	23,564

Total shareholders’ equity	23,564	24,348	19,146	34,457	(77,951)	23,564

Total liabilities and shareholders’ equity	$49,875	$31,663	$25,777	$51,972	$(103,544)	$55,743

TIME WARNER CABLE INC.

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

Consolidating Balance Sheet
December 31, 2005

		Guarantors		Non-
			TW NY	Guarantor		TWC
	TWC	TWE	Holding	Subsidiaries	Eliminations	Consolidated
	(in millions)

ASSETS
Current assets
Cash and equivalents	$12	$873	$—	$—	$(873)	$12
Receivables, net	—	164	—	226	—	390
Receivables from affiliated parties	—	18	—	58	(68)	8
Other current assets	1	22	—	30	—	53
Current assets of discontinued operations	—	13	—	11	—	24

Total current assets	13	1,090	—	325	(941)	487
Investments in amounts due (to) from consolidated subsidiaries	35,443	18,063	16,733	5,476	(75,715)	—
Investments	—	35	—	1,932	—	1,967
Property, plant and equipment, net	—	2,847	—	5,287	—	8,134
Intangible assets subject to amortization, net	—	79	—	64	—	143
Intangible assets not subject to amortization	—	8,150	—	19,414	—	27,564
Goodwill	—	2	—	1,767	—	1,769
Other assets	321	56	—	13	—	390
Long-term receivables from affiliated parties	—	—	—	34	(34)	—
Noncurrent assets of discontinued operations	—	1,376	—	1,847	—	3,223

Total assets	$35,777	$31,698	$16,733	$36,159	$(76,690)	$43,677

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$—	$53	$—	$158	$—	$211
Deferred revenue and subscriber-related liabilities	—	44	—	40	—	84
Payables to affiliated parties	3	125	—	105	(68)	165
Accrued programming expense	—	185	—	116	—	301
Other current liabilities	11	387	—	439	—	837
Current liabilities of discontinued operations	—	51	—	47	—	98

Total current liabilities	14	845	—	905	(68)	1,696
Long-term debt	1,101	3,362	—	—	—	4,463
Mandatorily redeemable preferred equity issued by a subsidiary	—	2,400	—	—	—	2,400
Deferred income tax obligations, net	11,585	—	6,258	6,304	(12,516)	11,631
Long-term payables to affiliated parties	873	85	—	3	(907)	54
Other liabilities	35	108	—	104	—	247
Noncurrent liabilities of discontinued operations	838	6	326	330	(652)	848
Minority interests	—	—	—	—	1,007	1,007
Mandatorily redeemable Class A common stock	984	—	—	—	—	984
Shareholders’ equity
Due (to) from TWC and subsidiaries	—	(15)	—	52	(37)	—
Other shareholders’ equity	20,347	24,907	10,149	28,461	(63,517)	20,347

Total shareholders’ equity	20,347	24,892	10,149	28,513	(63,554)	20,347

Total liabilities and shareholders’ equity	$35,777	$31,698	$16,733	$36,159	$(76,690)	$43,677

TIME WARNER CABLE INC.

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

Consolidating Statement of Cash Flows
Year Ended December 31, 2006

		Guarantors		Non-
			TW NY	Guarantor		TWC
	TWC	TWE	Holding	Subsidiaries	Eliminations	Consolidated
	(in millions)

OPERATING ACTIVITIES
Net income	$1,976	$1,546	$664	$1,534	$(3,744)	$1,976
Adjustments for noncash and nonoperating items:
Cumulative effect of accounting change, net of tax	(2)	(4)	(1)	(3)	8	(2)
Depreciation and amortization	—	661	—	1,389	—	2,050
Excess (deficiency) of distributions over equity in pretax income of consolidated subsidiaries	(1,710)	(1,499)	(1,015)	164	4,060	—
Income from equity investments	6	—	—	(135)	—	(129)
Minority interest expense	—	(1)	—	—	109	108
Deferred income taxes	240	—	93	93	(186)	240
Equity-based compensation	—	33	—	—	—	33
Changes in operating assets and liabilities, net of acquisitions	(286)	468	—	63	—	245
Adjustments relating to discontinued operations	(1,038)	(52)	(60)	(146)	370	(926)

Cash provided (used) by operating activities	(814)	1,152	(319)	2,959	617	3,595

INVESTING ACTIVITIES
Investments and acquisitions, net of cash acquired	(8,712)	(1)	—	(9,071)	8,555	(9,229)
Investment in Wireless Joint Venture	—	—	—	(633)	—	(633)
Capital expenditures from continuing operations	—	(966)	—	(1,752)	—	(2,718)
Capital expenditures from discontinued operations	—	(34)	—	(22)	—	(56)
Proceeds from disposal of property, plant and equipment	—	2	—	4	—	6
Other investment proceeds	—	—	—	631	—	631

Cash provided (used) by investing activities	(8,712)	(999)	—	(10,843)	8,555	(11,999)

FINANCING ACTIVITIES
Borrowings (repayments), net	12,340	—	—	8,702	(10,133)	10,909
Repayments of revolving credit facility	(950)	—	—	—	—	(950)
Issuance of mandatorily redeemable preferred membership units by a subsidiary	—	—	—	300	—	300
Changes in due (to) from parent and investment in subsidiary	28	1,456	319	(1,186)	(617)	—
Principal payments on capital leases	—	—	—	(3)	—	(3)
Redemption of Comcast’s interest in TWC	(1,857)	(147)	—	—	147	(1,857)
Distributions to owners, net	—	(31)	—	—	—	(31)
Excess tax benefit on stock options	4	—	—	—	—	4
Other	—	—	—	71	—	71

Cash provided (used) by financing activities	9,565	1,278	319	7,884	(10,603)	8,443

INCREASE (DECREASE) IN CASH AND EQUIVALENTS	39	1,431	—	—	(1,431)	39
CASH AND EQUIVALENTS AT BEGINNING OF PERIOD	12	873	—	—	(873)	12

CASH AND EQUIVALENTS AT END OF PERIOD	$51	$2,304	$—	$—	$(2,304)	$51

TIME WARNER CABLE INC.

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

Consolidating Statement of Cash Flows
Year Ended December 31, 2005

		Guarantors		Non-
			TW NY	Guarantor		TWC
	TWC	TWE	Holding	Subsidiaries	Eliminations	Consolidated
	(in millions)

OPERATING ACTIVITIES
Net income	$1,253	$1,109	$664	$1,371	$(3,144)	$1,253
Adjustments for noncash and nonoperating items:
Depreciation and amortization	—	589	—	948	—	1,537
Excess (deficiency) of distributions over equity in pretax income of consolidated subsidiaries	(1,371)	(1,077)	(776)	99	3,125	—
Income from equity investments	—	—	—	(43)	—	(43)
Minority interest expense	—	—	—	—	64	64
Deferred income taxes	(393)	—	(184)	(186)	368	(395)
Equity-based compensation	—	50	—	3	—	53
Changes in operating assets and liabilities, net of acquisitions	6	229	—	(194)	(103)	(62)
Adjustments relating to discontinued operations	(100)	69	(26)	(83)	273	133

Cash provided (used) by operating activities	(605)	969	(322)	1,915	583	2,540

INVESTING ACTIVITIES
Investments and acquisitions, net of cash acquired	—	(36)	—	(77)	—	(113)
Capital expenditures from continuing operations	—	(653)	—	(1,184)	—	(1,837)
Capital expenditures from discontinued operations	—	(68)	—	(70)	—	(138)
Proceeds from disposal of property, plant and equipment	—	1	—	3	—	4
Investments and acquisitions from discontinued operations	—	—	—	(48)	—	(48)

Cash used by investing activities	—	(756)	—	(1,376)	—	(2,132)

FINANCING ACTIVITIES
Borrowings (repayments), net	163	—	—	—	(585)	(422)
Changes in due (to) from parent and investment in subsidiary	410	343	322	(493)	(582)	—
Principal payments on capital leases	—	—	—	(1)	—	(1)
Distributions to owners, net	—	(30)	—	—	—	(30)
Debt repayments of discontinued operations	—	—	—	(45)	—	(45)

Cash provided (used) by financing activities	573	313	322	(539)	(1,167)	(498)

INCREASE (DECREASE) IN CASH AND EQUIVALENTS	(32)	526	—	—	(584)	(90)
CASH AND EQUIVALENTS AT BEGINNING OF PERIOD	44	347	—	—	(289)	102

CASH AND EQUIVALENTS AT END OF PERIOD	$12	$873	$—	$—	$(873)	$12

TIME WARNER CABLE INC.

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

Consolidating Statement of Cash Flows
Year Ended December 31, 2004

		Guarantors		Non-
			TW NY	Guarantor		TWC
	TWC	TWE	Holding	Subsidiaries	Eliminations	Consolidated
	(in millions)

OPERATING ACTIVITIES
Net income	$726	$978	$372	$999	$(2,349)	$726
Adjustments for noncash and nonoperating items:
Depreciation and amortization	—	519	—	882	—	1,401
Excess (deficiency) of distributions over equity in pretax income of consolidated subsidiaries	(1,123)	(900)	(600)	52	2,571	—
Income from equity investments	—	—	—	(41)	—	(41)
Minority interest expense	—	—	—	—	56	56
Deferred income taxes	440	—	251	255	(505)	441
Equity-based compensation	—	67	—	3	—	70
Changes in operating assets and liabilities, net of acquisitions	(120)	(110)	—	91	2	(137)
Adjustments relating to discontinued operations	(95)	59	(27)	(109)	317	145

Cash provided (used) by operating activities	(172)	613	(4)	2,132	92	2,661

INVESTING ACTIVITIES
Investments and acquisitions, net of cash acquired	—	(6)	—	(97)	—	(103)
Capital expenditures from continuing operations	—	(643)	—	(916)	—	(1,559)
Capital expenditures from discontinued operations	—	(81)	—	(72)	—	(153)
Proceeds from disposal of property, plant and equipment	—	1	—	2	—	3
Investments and acquisitions from discontinued operations	—	—	—	(4)	—	(4)

Cash used by investing activities	—	(729)	—	(1,087)	—	(1,816)

FINANCING ACTIVITIES
Borrowings (repayments), net	(388)	(378)	—	—	(291)	(1,057)
Changes in due (to) from parent and investment in subsidiary	383	835	4	(1,043)	(179)	—
Principal payments on capital leases	—	—	—	(2)	—	(2)
Distributions to owners, net	—	(102)	—	—	89	(13)

Cash provided (used) by financing activities	(5)	355	4	(1,045)	(381)	(1,072)

INCREASE (DECREASE) IN CASH AND EQUIVALENTS	(177)	239	—	—	(289)	(227)
CASH AND EQUIVALENTS AT BEGINNING OF PERIOD	221	108	—	—	—	329

CASH AND EQUIVALENTS AT END OF PERIOD	$44	$347	$—	$—	$(289)	$102